CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 12, 2010
Date of Report
(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co., Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza
No. 2, Block 3, Renmin Road South
Chengdu, P. R. China, 610041
(Address of principal executive offices (zip code))

+0086-028-86154737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 2 – Financial Information
Item 2.02: Results of Operations and Financial Condition

Section 7 – Regulation FD
Item 7.01 – Regulation FD Disclosure

On May 12, 2010, we held a conference call discussing our fiscal 2010, second quarter results and current events. A transcript of the conference call is attached hereto as Exhibit 99.1.  The transcript of the call can be found at the following web address: www.tianyinpharma.com

We also issued a press release regarding out second quarter results, a copy of which is attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Transcript
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ Dr. Guoqing Jiang
Name: Dr. Guoqing Jiang
Title: Chairman and Chief Executive Officer

Dated:  May 18, 2010